Exhibit 10.35



                  AMENDMENT NO. 3 dated as of June 24, 2002 to the Credit, Security, Guaranty and Pledge Agreement dated as of June 20, 2000, as amended, among First Look Media, Inc. (formerly known as Overseas Filmgroup, Inc.) (the "Borrower"), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent (in its capacity as such, the "Administrative Agent") and as Issuing Bank (in its capacity as such, the "Issuing Bank") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                             INTRODUCTORY STATEMENT


         The Lenders have made available to the Borrower a $40,000,000 five-year secured revolving credit facility pursuant to the terms of the Credit Agreement.

         The Lenders and the Administrative Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

         Therefore, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

         (A) The definition "Production Exposure" in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           `Production Exposure' for an item of Product shall
                  mean the Budgeted Negative Cost or acquisition price paid or to be paid by a Credit Party net of (without double counting)
                  (i) production fees and overhead of the applicable Credit Party, (ii) amounts funded or committed to be funded in connection with such item of Product on a cash-flow basis (and which therefore are not included in the Borrowing Base as an Eligible Receivable) by Persons unrelated to any Credit Party pursuant to contractual arrangements approved in writing by the Administrative Agent, and (iii) all pre-sales which would constitute Eligible Receivables if they were payable by Acceptable Obligors."

         (B) Article 1 of the Credit Agreement is hereby amended by adding the following defined term after the definition of "Schedule of Commitments":

                           "`Seven Hills Investment' shall mean the investment
                  by Seven Hills Pictures, LLC in common stock and warrants of the Borrower in the amount of $6,050,000 on terms and subject to conditions acceptable to the Administrative Agent."

         (C) Section 5.20 of the Credit Agreement is hereby amended by deleting at the end thereof the phrase "and (viii) a Completion Guarantee with respect to such item of Product" and inserting before clause (vii) the word "and".

         (D) Section 6.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (o), by replacing the period after clause
(p) with a semi-colon and by adding the following new section 6.2(q) to read as follows:

                           "and (q) Liens granted by the Borrower to Seven Hills
                  Pictures, LLC, a Connecticut limited liability company ("Seven Hills"), in and to the Borrower's membership interests in First Look/Seven Hills, LLC, a Delaware limited liability company ("F/S LLC") and the proceeds thereof, on terms and subject to conditions acceptable to the Administrative Agent."

         (E) Section 6.4 of the Credit Agreement is hereby amended by replacing the word "and" at the end of paragraph (x) with a comma, by replacing the period at the end of paragraph (xi) with the word "and" and by adding the following new paragraph 6.4(xii) to read as follows:

                           "(xii) the Investment by the Borrower in F/S LLC on
                  terms and subject to conditions acceptable to the Administrative Agent; provided, that such Investment is funded solely by a non recourse loan from Seven Hills to the Borrower (the "Seven Hills Loan") secured solely by the Borrower's membership interests in F/S LLC."

         (F) Section 6.5 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraph (d), by replacing the period at the end of paragraph (e) with "; and" and by adding the following new paragraph (f) at the end thereof to read as follows:

                           "(f) in addition, and without prejudice, to the
                  exception set forth in paragraph (c) of this Section 6.5, so long as no Event of Default has occurred and is continuing, the repurchase or other acquisition of shares of common stock of the Borrower; provided, however, that the aggregate amount of such repurchases and other acquisitions shall not exceed $200,000."

         (G) Paragraph (b) of Section 6.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b) Begin production on an item of Product for which
                  the Credit Parties (or any of them) have a Production Exposure (for which it is subject to a completion risk, as opposed to a negative pick-up arrangement; i.e., payment by such Credit Party is not conditioned upon delivery) if the amount of such risk exceeds $750,000, unless a Completion Guarantee is in place with respect to such item of Product; provided, that for the purposes of this Section 6.15(b) only, Production Exposure shall be calculated without deducting pre-sales which would constitute Eligible Receivables if they were payable by Acceptable Obligors."

         (H) Section 6.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 6.19. Consolidated Net Worth. Permit
                  Consolidated Net Worth at the end of any fiscal quarter of the Borrower to be less than $22,000,000 plus, on an aggregate basis adjusted each quarter based on the following, (i) 100% of the net proceeds of all new equity invested in the Borrower after the Closing Date; provided, that only 50% of the net proceeds of the Seven Hills Investment shall be added for the purposes of this computation, and (ii) 50% of net earnings, if any, for the trailing four fiscal quarters for each quarter ending after the fourth fiscal quarter following the Closing Date and prior to the date at which compliance is being determined (without any deduction for net losses). Consolidated Net Worth shall be calculated without giving effect to the proposed Statement of Position which is expected to replace FASB 53 (which replacement is expected to occur before the end of the third calendar quarter of 2000)."

         (I) "Paragraph (f) of Section 7 of the Credit Agreement is hereby amended by inserting the following words before the period at the end thereof:

                           "; provided, that default with respect to any payment
                  of any amount of principal under or in connection with the Seven Hills Loan shall not constitute an Event of Default; provided, however, that the aforementioned exclusion of a payment default under or in connection with the Seven Hills Loan shall not be construed as a limitation on, and shall not in any way affect, any of the other consequences under this Credit Agreement resulting from such payment default and shall not limit or prevent any such consequences from constituting an Event of Default."

         Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Administrative Agent, the Issuing Bank and the Lenders which, in the aggregate, hold the minimum percentage of the aggregate Credit Exposure required pursuant to Section 13.11 of the Credit Agreement (the date on which such condition has been satisfied being herein called the "Effective Date").

         Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

         (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 5. Further Assurances. At any time and from time to time, upon the Administrative Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

         Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Administrative Agent.

         Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 10. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

         Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

                                   BORROWER:

                                   FIRST LOOK MEDIA, INC. (formerly known as
                                   OVERSEAS FILMGROUP, INC.)



                                   By: /s/ William F. Lischak
                                      --------------------------------------
                                        Name:  William F. Lischak
                                        Title: COO/CFO


                                   GUARANTORS:

                                   INTRASTATE FILM DISTRIBUTORS, INC.



                                   By: /s/ William F. Lischak
                                      --------------------------------------
                                        Name:  William F. Lischak
                                        Title: CFO

                                   FIRST LOOK MUSIC, INC. (formerly known
                                   as JACARANDA MUSIC, INC.)



                                   By: /s/ William F. Lischak
                                      --------------------------------------
                                        Name:  William F. Lischak
                                        Title: CFO

                                   WALRUS PICTURES, INC.



                                   By: /s/ William F. Lischak
                                      --------------------------------------
                                        Name:  William F. Lischak
                                        Title: CFO

                                   ALIEN TOWERS, INC.



                                   By: /s/ William F. Lischak
                                      --------------------------------------
                                        Name:  William F. Lischak
                                        Title: CFO

                                   CODE 99 PRODUCTIONS, INC.



                                   By: /s/ William F. Lischak
                                      --------------------------------------
                                        Name:  William F. Lischak
                                        Title: CFO

                                   MAP PRODUCTIONS, INC.



                                   By: /s/ William F. Lischak
                                      --------------------------------------
                                        Name:  William F. Lischak
                                        Title: CFO


                                   LENDERS:


                                   JPMORGAN CHASE BANK
                                   (formerly known as The Chase Manhattan Bank),
                                    Individually and as Administrative Agent and Issuing Bank



                                   By: /s/ Dennis Hefferman
                                      --------------------------------------
                                        Name:  Dennis Hefferman
                                        Title: Vice President

                                   BNP PARIBAS



                                   By:
                                      --------------------------------------
                                        Name:
                                         Title:

                                   BANKGESELLSCHAFT BERLIN AG



                                   By:
                                      --------------------------------------
                                        Name:
                                        Title:

                                   CITY NATIONAL BANK



                                   By:
                                      --------------------------------------
                                        Name:
                                        Title:

                                   COUTTS & CO.



                                   By: /s/ CP Collins
                                      --------------------------------------
                                        Name:  CP Collins
                                        Title: Manager

                                   COMERICA BANK - CALIFORNIA



                                   By:
                                      --------------------------------------
                                        Name:
                                        Title:

                                   VEREINS-UND WESTBANK AG



                                   By: /s/ A. Druskeit
                                      --------------------------------------
                                        Name:  A. Druskeit
                                        Title: Ass. VP